                                                                    EXHIBIT 99.e

                  AMENDED AND RESTATED DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT is made and entered into this 24th day of
February, 2005, by and between each of the open-end management investment companies listed on SCHEDULE A, attached hereto, as of the dates noted on such
SCHEDULE A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
SECTION 11 (the "Issuers") and AMERICAN CENTURY INVESTMENT SERVICES, INC.
("Distributor"), a Delaware corporation.

     WHEREAS, the common stock of each of the Issuers is currently divided into a number of separate series of shares, or funds, each corresponding to a distinct portfolio of securities, and many of which are also divided into multiple classes of shares; and

     WHEREAS, Distributor is a registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.; and

     WHEREAS, American Century Investment Management, Inc. ("ACIM") is the
registered investment adviser to the Issuers; and

     WHEREAS, the Boards of Directors and Boards of Trustees of the Funds
(collectively, the "Board") wish to engage the Distributor to act as the distributor of the Funds;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

SECTION 1.        GENERAL RESPONSIBILITIES

Each Issuer hereby engages Distributor to act as exclusive distributor of the shares of each class of its separate series, and any other series and classes as may be designated from time to time hereafter (the "Funds"). The Funds subject to this Distribution Agreement are identified on SCHEDULE A, as the same may be amended from time to time. Sales of a Fund's shares shall be made only to investors residing in those states in which such Fund is registered. After effectiveness of each Fund's registration statement, Distributor will hold itself available to receive, as agent for the Funds, and will receive, by mail, telex, telephone, and/or such other method as may be agreed upon between
Distributor and Issuers, orders for the purchase of Fund shares, and will accept or reject such orders on behalf of the Funds in accordance with the provisions of the applicable Fund's prospectus. Distributor will be available to transmit such orders as are so accepted to the Fund's transfer agent as promptly as possible for processing at the shares' net asset value next determined in accordance with the prospectuses.

a.   OFFERING PRICE. All shares sold by Distributor under this Agreement shall be sold at the net asset value per share ("Net Asset Value") determined in the manner described in each Fund's prospectus, as it may be amended from time to time, next computed after the order is accepted by Distributor or its agents or affiliates. Each Fund shall determine and

     promptly furnish to Distributor a statement of the Net Asset Value of shares of said Fund's series at least once on each day on which the Fund is open for business, as described in its current prospectus.

b.   PROMOTION SUPPORT. Each Fund shall furnish to Distributor for use in connection with the sale of its shares such written information with respect to said Fund as Distributor may reasonably request. Each Fund represents and warrants that such information, when authenticated by the signature of one of its officers, shall be true and correct. Each Fund shall also furnish to Distributor copies of its reports to its shareholders and such additional information regarding said Fund's financial condition as Distributor may reasonably request. Any and all representations, statements and solicitations respecting a Fund's shares made in advertisements, sales literature and in any other manner whatsoever shall be limited to and conform in all respects to the information provided hereunder.

c.   REGULATORY COMPLIANCE. Each Fund shall furnish to Distributor copies of its current form of prospectus, as filed with the SEC, in such quantity as
     Distributor may reasonably request from time to time, and authorizes
     Distributor to use the prospectus in connection with the sale of such
     Fund's shares. All such sales shall be initiated by offer of, and conducted in accordance with, such prospectus and all of the provisions of the
     Securities Act of 1933, the Investment Company Act of 1940 ("1940 Act") and
     all the rules and regulations thereunder. Distributor shall furnish applicable federal and state regulatory authorities with any information or reports related to its services under this Agreement which such authorities may lawfully request in order to ascertain whether the Funds' operations are being conducted in a manner consistent with any applicable law or regulations.

d.   ACCEPTANCE. All orders for the purchase of its shares are subject to acceptance by each Fund.

SECTION 2.        COMPENSATION

a.   INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS I AND CLASS III SHARES. Except
     for the promises of the Funds contained in this Agreement and their performance thereof, Distributor shall not be entitled to compensation for its services hereunder with respect to the Investor Class, Institutional
     Class, Class I or Class III Classes of shares.

b.   ADVISOR CLASS SHARES. For the services provided and expenses incurred by
     Distributor as described in SECTION 2 AND SECTION 3 of the Master
     Distribution and Shareholder Services Plan adopted by the Board with respect to the Advisor Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

c.   C CLASS SHARES. For the services provided and expenses incurred by
     Distributor as described in SECTION 2 AND SECTION 3 of the Master
     Distribution and Individual Shareholder Services Plan adopted by the Board with respect to the C Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

d.   CLASS II SHARES. For the services provided and expenses incurred by
     Distributor as

     described in SECTION 2 of the Master Distribution Plan adopted by the Board with respect to the Class II Funds, Distributor shall be compensated by
     ACIM, not by the funds.

e.   A CLASS SHARES. For the services provided and expenses incurred by
     Distributor as described in SECTION 2 AND SECTION 3 of the Master
     Distribution and Individual Shareholder Services Plan adopted by the Board with respect to the A Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

f.   B CLASS SHARES. For the services provided and expenses incurred by
     Distributor as described in SECTION 2 AND SECTION 3 of the Master
     Distribution and Individual Shareholder Services Plan adopted by the Board with respect to the B Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

g.   C CLASS II SHARES. For the services provided and expenses incurred by
     Distributor as described in SECTION 2 AND SECTION 3 of the Master
     Distribution and Individual Shareholder Services Plan adopted by the Board with respect to the C Class II of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

SECTION 3.        EXPENSES

a.   Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and Shareholder Services
     Plan, dated as of September 3, 1996, with respect to the Advisor Class of the Funds' shares, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to
     Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the
     Funds' Advisor Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds'
     shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M)
     the payment of "service fees", as contemplated by the Rules of Fair
     Practice of the National Association of Securities Dealers , Inc.; and (N)
     such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

b.   Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the applicable Master Distribution and
     Individual Shareholder Services Plan, dated as of September 16, 2000 for certain funds and dated as of March 1, 2001 for certain other funds, both to be effective as of May 1, 2001, with respect to the C Class of the
     Funds' shares, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to
     Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the
     Funds' C Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds'
     shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M)
     the payment of "service fees", as contemplated by the Rules of Fair
     Practice of the National Association of Securities Dealers, Inc.; and (N)
     such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

c.   Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution Plan, dated as of May
     18, 2001, with respect to the Class II Funds, including, but not limited to
     (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Class II Funds pursuant to Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the Class II Funds' shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D)
     the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Class II Funds' shareholders and prospective shareholders; (F)
     receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Class II Fund shares; (H)
     complying with federal and state securities laws pertaining to the sale of
     Class II Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Class II Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of
     "service fees", as contemplated by the Rules of Fair Practice of the
     National Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuer determines may be paid for by the Issuer pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

d.   Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and Individual
     Shareholder Services Plan, dated as of September 3, 2002, with respect to the A Class shares of the Funds, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell A Class shares pursuant to Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the
     Funds' A Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds'
     shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M)
     the payment of "service fees", as contemplated by the Rules of Fair
     Practice of the National Association of Securities Dealers, Inc.; and (N)
     such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

e.   Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and Individual
     Shareholder Services Plan, dated as of September 3, 2002, with respect to the B Class shares of the Funds, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell B Class shares pursuant to Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the
     Funds' B Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and

     advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H)
     complying with federal and state securities laws pertaining to the sale of
     Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares;
     (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the
     Rules of Fair Practice of the National Association of Securities Dealers,
     Inc.; and (N) such other distribution and services activities as the
     Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

f.   Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and Individual
     Shareholder Services Plan, dated as of September 3, 2002, with respect to the C Class II shares of the Funds, including, but not limited to (A)
     payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell C Class II shares pursuant to Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the Funds' C Class II shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D)
     the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I)
     assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M)
     the payment of "service fees", as contemplated by the Rules of Fair
     Practice of the National Association of Securities Dealers, Inc.; and (N)
     such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

g.   In addition to paying the above expenses with respect to the Advisor Class,
     C Class, Class II, Class A, Class B and Class C II, Distributor or an
     affiliate shall pay all expenses incurred with respect to the Funds' other classes in connection with their registration under the Securities Act of
     1933 and the 1940 Act, the qualification of such shares for sale in each jurisdiction designated by ACIM, the issue and transfer of such shares

     (including the expenses of confirming purchase and redemption orders and of supplying the information, prices and other data to be furnished by the
     Funds under this Agreement), the registration of Distributor as a broker, and the registration and qualification of its officers, directors and representatives under applicable federal and state laws.

SECTION 4.        INDEPENDENT CONTRACTOR

Distributor shall be an independent contractor. Neither Distributor nor any of its officers, trustees, employees or representatives is or shall be an employee of a Fund in connection with the performance of Distributor's duties hereunder.
Distributor shall be responsible for its own conduct and the employment, control, compensation and conduct of its agents and employees, and for any injury to such agents or employees or to others through its agents and employees. Any obligations of Distributor hereunder may be performed by one or more affiliates of Distributor.

SECTION 5.        AFFILIATION WITH THE FUNDS

Subject to and in accordance with each Fund's formative documents and Section 10 of the 1940 Act, it is understood: that the directors, officers, agents and shareholders of the Funds are or may be interested in Distributor as directors, officers, or shareholders of Distributor; that directors, officers, agents or shareholders of Distributor are or may be interested in the Funds as directors, officers, shareholders (directly or indirectly) or otherwise; and that the effect of any such interest shall be governed by the 1940 Act and SECTION 4.

SECTION 6.        BOOKS AND RECORDS

It is expressly understood and agreed that all documents, reports, records, books, files and other materials ("Fund Records") relating to this Agreement and the services to be performed hereunder shall be the sole property of the Funds and that such property, to the extent held by Distributor, shall be held by
Distributor as agent during the effective term of this Agreement. All Fund
Records shall be delivered to the applicable Fund upon the termination of this
Agreement, free from any claim or retention of rights by Distributor.

SECTION 7.        SERVICES NOT EXCLUSIVE

The services of Distributor to the Funds hereunder are not to be deemed exclusive, and Distributor shall be free to render similar services to others.

SECTION 8.        RENEWAL AND TERMINATION

a.   TERM AND ANNUAL RENEWAL. The term of this Agreement shall be from the date of its approval by the vote of a majority of the Board of each Issuer, and it shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of its Board, and the vote of a majority of said directors who are neither parties to the Agreement nor interested persons of any such party, cast at a meeting called for the purpose of voting on such approval.
     "Approved at least annually" shall mean approval occurring, with respect to the first continuance of the Agreement, during the 90 days prior to and including the date of its termination in the absence of such approval, and with respect to any subsequent continuance, during the 90 days prior to and including the first anniversary of the date upon which the most recent previous annual continuance of the Agreement became effective. The effective date of the Agreement with respect to each Fund is identified in the Schedules attached to this Agreement.

b.   TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by a Fund's Board, upon 60 days' written notice to
     Distributor, and by Distributor upon 60 days' written notice to the Fund.
     This Agreement shall terminate automatically in the event of its assignment. The term "assignment" shall have the meaning set forth for such term in Section 2(a)(4) of the 1940 Act.

SECTION 9.        SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

SECTION 10.       APPLICABLE LAW

This Agreement shall be construed in accordance with the laws of the State of
Missouri.

SECTION 11.       AMENDMENT

This Agreement and the Schedules forming a part hereof may be amended at any time by a writing signed by each of the parties hereto. In the event that the
Board of any additional funds indicate by resolution that such funds are to be made parties to this Agreement, whether such funds were in existence at the time of the effective date of this Agreement or subsequently formed, SCHEDULE A hereto shall be amended to reflect the addition of such new funds and such new funds shall thereafter become parties hereto. In the event that such new funds issue multiple classes of shares, SCHEDULES B, C, D, E, F, G, H, I, J AND K, as appropriate, shall be amended to reflect the addition of such new funds'
classes. In the event that any of the Funds listed on SCHEDULE A terminates its registration as a management investment company, or otherwise ceases operations,
SCHEDULE A (and, as appropriate, SCHEDULES B, C, D, E, F,

G, H, I, J AND K) shall be amended to reflect the deletion of such Fund and its various classes.

                               AMERICAN CENTURY INVESTMENT SERVICES, INC.

                               By: /s/ David C. Tucker
                                   ---------------------------------------------
                                   David C. Tucker
                                   Senior Vice President

                               AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                               AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                               AMERICAN CENTURY GOVERNMENT INCOME TRUST
                               AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                               AMERICAN CENTURY INVESTMENT TRUST
                               AMERICAN CENTURY MUNICIPAL TRUST
                               AMERICAN CENTURY MUTUAL FUNDS, INC.
                               AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                               AMERICAN CENTURY STRATEGIC ASSET
                                   ALLOCATIONS, INC.
                               AMERICAN CENTURY TARGET MATURITIES TRUST
                               AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                               AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                               AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                               By: /s/ Charles A. Etherington
                                   ---------------------------------------------
                                   Charles A. Etherington
                                   Vice President

                                   SCHEDULE A

           COMPANIES AND FUNDS COVERED BY THIS DISTRIBUTION AGREEMENT

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 March 13, 2000
>>       California Tax-Free Money Market Fund                March 13, 2000
>>       California Limited-Term Tax-Free Fund                March 13, 2000
>>       California Intermediate-Term Tax-Free Fund           March 13, 2000
>>       California Long-Term Tax-Free Fund                   March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   March 13, 2000
>>       Real Estate Fund                                     March 13, 2000
>>       Value Fund                                           March 13, 2000
>>       Small Cap Value Fund                                 March 13, 2000
>>       Equity Index Fund                                    March 13, 2000
>>       Large Company Value Fund                             March 13, 2000
>>       Mid Cap Value Fund                                   February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term
           Treasury Fund)                                     March 13, 2000
>>       Government Agency Money Market Fund                  March 13, 2000
>>       Short-Term Government Fund                           March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                 March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly
           Inflation-Adjusted Treasury Fund)                  March 13, 2000
>>       Capital Preservation Fund                            March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                              March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              March 13, 2000
>>       Diversified Bond Fund                                August 1, 2001
>>       Premium Money Market Fund                            August 1, 2001
>>       High-Yield Fund                                      July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona        March 13, 2000
           Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida        March 13, 2000
           Intermediate-Term Municipal Fund)
>>       Tax-Free Money Market Fund                           March 13, 2000
>>       Tax-Free Bond (formerly Intermediate-Term
           Tax-Free Fund)                                     March 13, 2000
>>       High-Yield Municipal Fund                            March 13, 2000

                                                                       page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                        March 13, 2000
>>       Growth Fund                                          March 13, 2000
>>       Heritage Fund                                        March 13, 2000
>>       Select Fund                                          March 13, 2000
>>       Ultra Fund                                           March 13, 2000
>>       Vista Fund                                           March 13, 2000
>>       Giftrust Fund                                        March 13, 2000
>>       New Opportunities Fund                               March 13, 2000
>>       Capital Value Fund                                   March 13, 2000
>>       Veedot Fund                                          March 13, 2000
>>       Veedot Large-Cap Fund                                March 13, 2000
>>       New Opportunities II Fund                            May 1, 2001
>>       Capital Growth Fund                                  February 27, 2004
>>       Focused Growth Fund                                  February 24, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                   May 1, 2004
>>       Income & Growth Fund                                 May 1, 2004
>>       Global Gold Fund                                     May 1, 2004
>>       Utilities Fund                                       May 1, 2004
>>       Small Company Fund                                   May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                March 13, 2000
>>       Strategic Allocation: Conservative Fund              March 13, 2000
>>       Strategic Allocation: Moderate     Fund              March 13, 2000
>>       Newton Fund                                          August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                     March 13, 2000
>>       Target 2010 Fund                                     March 13, 2000
>>       Target 2015 Fund                                     March 13, 2000
>>       Target 2020 Fund                                     March 13, 2000
>>       Target 2025 Fund                                     March 13, 2000
>>       Target 2030 Fund                                     December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                     March 13, 2000
>>       VP Capital Appreciation Fund                         March 13, 2000
>>       VP International Fund                                March 13, 2000
>>       VP Income & Growth Fund                              March 13, 2000
>>       VP Value Fund                                        March 13, 2000
>>       VP Equity Index Fund                                 December 1, 2000
>>       VP Growth Fund                                       December 1, 2000
>>       VP Ultra Fund                                        December 1, 2000
>>       VP Vista Fund                                        December 1, 2000
>>       VP Global Growth Fund                                December 1, 2000
>>       VP Large Company Value Fund                          December 31, 2002

                                                                       page A-2

>>       VP Mid Cap Value Fund                                February 27, 2004

                                                                        page A-3

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                         December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                March 13, 2000
>>       International Growth Fund                            March 13, 2000
>>       International Discovery Fund                         March 13, 2000
>>       Global Growth Fund                                   March 13, 2000
>>       Life Sciences Fund                                   June 1, 2000
>>       Technology Fund                                      June 1, 2000
>>       International Opportunities Fund                     May 1, 2001
>>       European Growth Fund                                 May 1, 2001
>>       International Stock Fund                             February 24, 2005

                                                                       page A-4

                                   SCHEDULE B

                              INVESTOR CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 March 13, 2000
>>       California Tax-Free Money Market Fund                March 13, 2000
>>       California Limited-Term Tax-Free Fund                March 13, 2000
>>       California Intermediate-Term Tax-Free Fund           March 13, 2000
>>       California Long-Term Tax-Free Fund                   March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   March 13, 2000
>>       Real Estate Fund                                     March 13, 2000
>>       Value Fund                                           March 13, 2000
>>       Small Cap Value Fund                                 March 13, 2000
>>       Equity Index Fund                                    March 13, 2000
>>       Large Company Value Fund                             March 13, 2000
>>       Mid Cap Value Fund                                   February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term
           Treasury Fund)                                     March 13, 2000
>>       Government Agency Money Market Fund                  March 13, 2000
>>       Short-Term Government Fund                           March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                 March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly
           Inflation-Adjusted Treasury Fund)                  March 13, 2000
>>       Capital Preservation Fund                            March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                              March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              March 13, 2000
>>       Diversified Bond Fund                                August 1, 2001
>>       Premium Money Market Fund                            August 1, 2001
>>       High-Yield Fund                                      July 1, 2002

                                                                       page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona        March 13, 2000
           Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida        March 13, 2000
           Intermediate-Term Municipal Fund)
>>       Tax-Free Money Market Fund                           March 13, 2000
>>       Tax-Free Bond (formerly Intermediate-Term
           Tax-Free Fund)                                     March 13, 2000
>>       High-Yield Municipal Fund                            March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                        March 13, 2000
>>       Growth Fund                                          March 13, 2000
>>       Heritage Fund                                        March 13, 2000
>>       Select Fund                                          March 13, 2000
>>       Ultra Fund                                           March 13, 2000
>>       Vista Fund                                           March 13, 2000
>>       Giftrust                                             March 13, 2000
>>       New Opportunities Fund                               March 13, 2000
>>       Capital Value Fund                                   March 13, 2000
>>       Veedot Fund                                          March 13, 2000
>>       Veedot Large-Cap Fund                                March 13, 2000
>>       New Opportunities II Fund                            May 1, 2001
>>       Capital Growth Fund                                  February 27, 2004
>>       Focued Growth Fund                                   February 24, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                   May 1, 2004
>>       Income & Growth Fund                                 May 1, 2004
>>       Global Gold Fund                                     May 1, 2004
>>       Utilities Fund                                       May 1, 2004
>>       Small Company Fund                                   May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                March 13, 2000
>>       Strategic Allocation: Conservative Fund              March 13, 2000
>>       Strategic Allocation: Moderate Fund                  March 13, 2000
>>       Newton Fund                                          August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                     March 13, 2000
>>       Target 2010 Fund                                     March 13, 2000
>>       Target 2015 Fund                                     March 13, 2000
>>       Target 2020 Fund                                     March 13, 2000
>>       Target 2025 Fund                                     March 13, 2000
>>       Target 2030 Fund                                     December 18, 2000

                                                                       page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                     March 13, 2000
>>       VP Capital Appreciation Fund                         March 13, 2000
>>       VP International Fund                                March 13, 2000
>>       VP Income & Growth Fund                              March 13, 2000
>>       VP Value Fund                                        March 13, 2000
>>       VP Equity Index Fund                                 December 1, 2000
>>       VP Growth Fund                                       December 1, 2000
>>       VP Ultra Fund                                        December 1, 2000
>>       VP Vista Fund                                        December 1, 2000
>>       VP Global Growth Fund                                December 1, 2000
>>       VP Large Company Value Fund                          December 31, 2002
>>       VP Mid Cap Value Fund                                February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                         December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                March 13, 2000
>>       International Growth Fund                            March 13, 2000
>>       International Discovery Fund                         March 13, 2000
>>       Global Growth Fund                                   March 13, 2000
>>       Life Sciences                                        June 1, 2000
>>       Technology Fund                                      June 1, 2000
>>       International Opportunities Fund                     May 1, 2001
>>       European Growth Fund                                 May 1, 2001
>>       International Stock Fund                             February 24, 2005

                                                                       page B-3

                                   SCHEDULE C

                            INSTITUTIONAL CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   March 13, 2000
>>       Real Estate Fund                                     March 13, 2000
>>       Value Fund                                           March 13, 2000
>>       Small Cap Value Fund                                 March 13, 2000
>>       Equity Index Fund                                    March 13, 2000
>>       Large Company Value Fund                             March 13, 2000
>>       Mid Cap Value Fund                                   August 1, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                        March 13, 2000
>>       Growth Fund                                          March 13, 2000
>>       Heritage Fund                                        March 13, 2000
>>       Select Fund                                          March 13, 2000
>>       Ultra Fund                                           March 13, 2000
>>       Vista Fund                                           March 13, 2000
>>       Capital Value Fund                                   March 13, 2000
>>       Veedot Fund                                          March 13, 2000
>>       Veedot Large-Cap Fund                                March 13, 2000
>>       New Opportunities II Fund                            May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                   May 1, 2004
>>       Income & Growth Fund                                 May 1, 2004
>>       Small Company Fund                                   May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                June 1, 2000
>>       Strategic Allocation: Conservative Fund              June 1, 2000
>>       Strategic Allocation: Moderate Fund                  June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                March 13, 2000
>>       International Growth Fund                            March 13, 2000
>>       International Discovery Fund                         March 13, 2000
>>       Global Growth Fund                                   March 13, 2000
>>       Life Sciences Fund                                   June 1, 2000
>>       Technology Fund                                      June 1, 2000
>>       International Opportunities Fund                     May 1, 2001
>>       European Growth Fund                                 May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Diversified Bond Fund                                August 1, 2001
>>       High-Yield Fund                                      August 1, 2004

                                                                       page C-1

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Inflation-Adjusted Bond Fund                         March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       Tax-Free Bond Fund                                   December 31, 2002

 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                              August 1, 2004

                                                                       page C-2

                                   SCHEDULE D

                               ADVISOR CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   March 13, 2000
>>       Value Fund                                           March 13, 2000
>>       Real Estate Fund                                     March 13, 2000
>>       Small Cap Value Fund                                 March 13, 2000
>>       Large Company Value Fund                             March 13, 2000
>>       Mid Cap Value Fund                                   August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term
           Treasury Fund)                                     March 13, 2000
>>       Government Agency Money Market Fund                  March 13, 2000
>>       Short-Term Government Fund                           March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                 March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly
           Inflation-Adjusted Treasury Fund)                  March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                              March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                        March 13, 2000
>>       Growth Fund                                          March 13, 2000
>>       Heritage Fund                                        March 13, 2000
>>       Select Fund                                          March 13, 2000
>>       Ultra Fund                                           March 13, 2000
>>       Vista Fund                                           March 13, 2000
>>       Capital Value Fund                                   March 13, 2000
>>       Veedot Fund                                          March 13, 2000
>>       Veedot Large-Cap Fund                                March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                   May 1, 2004
>>       Income & Growth Fund                                 May 1, 2004
>>       Global Gold Fund                                     May 1, 2004
>>       Utilities Fund                                       May 1, 2004
>>       Small Company Fund                                   May 1, 2004

                                                                       page D-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                March 13, 2000
>>       Strategic Allocation: Conservative Fund              March 13, 2000
>>       Strategic Allocation: Moderate Fund                  March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                     March 13, 2000
>>       Target 2010 Fund                                     March 13, 2000
>>       Target 2015 Fund                                     March 13, 2000
>>       Target 2020 Fund                                     March 13, 2000
>>       Target 2025 Fund                                     March 13, 2000
>>       Target 2030 Fund                                     December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                March 13, 2000
>>       International Growth Fund                            March 13, 2000
>>       International Discovery Fund                         March 13, 2000
>>       Global Growth Fund                                   March 13, 2000
>>       Life Sciences Fund                                   June 1, 2000
>>       Technology Fund                                      June 1, 2000
>>       European Growth Fund                                 May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              March 13, 2000
>>       Diversified Bond Fund                                August 1, 2001
>>       High-Yield Fund                                      July 1, 2002

                                                                       page D-2

                                   SCHEDULE E

                                  C CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   May 1, 2001
>>       Value Fund                                           May 1, 2001
>>       Small Cap Value Fund                                 May 1, 2001
>>       Large Company Value Fund                             May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Ginnie Mae Fund (formerly GNMA Fund)                 May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              May 1, 2001
>>       High-Yield Fund                                      July 1, 2002
>>       Diversified Bond Fund                                September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                            May 1, 2001
>>       Arizona Municipal Bond Fund                          February 27, 2004
>>       Florida Municipal Bond Fund                          February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                          May 1, 2001
>>       Ultra Fund                                           May 1, 2001
>>       Vista Fund                                           May 1, 2001
>>       Heritage Fund                                        May 1, 2001
>>       Capital Growth Fund                                  February 27, 2004
>>       New Opportunities II Fund                            September 3, 2002
>>       Select Fund                                          September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                   May 1, 2004
>>       Income & Growth Fund                                 May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund               May 1, 2001
>>       Strategic Allocation:  Moderate Fund                 May 1, 2001
>>       Strategic Allocation:  Conservative Fund             September 30, 2004

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2030 Fund                                     May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                            May 1, 2001
>>       Global Growth Fund                                   May 1, 2001
>>       Life Sciences                                        May 1, 2001
>>       Technology Fund                                      May 1, 2001
>>       Emerging Markets Fund                                May 1, 2001
>>       European Growth Fund                                 May 1, 2001

                                                                       page E-1

                                   SCHEDULE F

                                  CLASS I FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

>>       VP Balanced Fund                                     March 13, 2000
>>       VP Capital Appreciation Fund                         March 13, 2000
>>       VP International Fund                                March 13, 2000
>>       VP Income & Growth Fund                              March 13, 2000
>>       VP Value Fund                                        March 13, 2000
>>       VP Equity Index Fund                                 December 1, 2000
>>       VP Growth Fund                                       December 1, 2000
>>       VP Ultra Fund                                        December 1, 2000
>>       VP Vista Fund                                        December 1, 2000
>>       VP Global Growth Fund                                December 1, 2000
>>       VP Mid Cap Value Fund                                February 27, 2004

                                                                       page F-1

                                   SCHEDULE G

                                 CLASS II FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                May 24, 2001
>>       VP Income & Growth Fund                              May 24, 2001
>>       VP Value Fund                                        May 24, 2001
>>       VP Ultra Fund                                        May 24, 2001
>>       VP Large Company Value Fund                          December 31, 2002
>>       VP Mid Cap Value Fund                                February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                         December 31, 2002

                                                                       page G-1

                                   SCHEDULE H
                                 CLASS III FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                March 6, 2002
>>       VP Income & Growth Fund                              March 6, 2002
>>       VP Value Fund                                        March 6, 2002
>>       VP Ultra Fund                                        March 6, 2002

                                                                       page H-1

                                   SCHEDULE I

                                  CLASS A FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                          September 3, 2002
>>       New Opportunities II Fund                            September 3, 2002
>>       Capital Growth Fund                                  February 27, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                           September 3, 2002
>>       Large Company Value Fund                             September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                            September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              September 3, 2002
>>       Diversified Bond Fund                                September 3, 2002
>>       High-Yield Fund                                      September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                            September 3, 2002
>>       Arizona Municipal Bond Fund                          February 27, 2004
>>       Florida Municipal Bond Fund                          February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund               September 30, 2004
>>       Strategic Allocation:  Moderate Fund                 September 30, 2004
>>       Strategic Allocation:  Conservative Fund             September 30, 2004

                                                                       page I-1

                                   SCHEDULE J

                                  CLASS B FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                          September 3, 2002
>>       New Opportunities II Fund                            September 3, 2002
>>       Capital Growth Fund                                  February 24, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                           September 3, 2002
>>       Large Company Value Fund                             September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                            September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              September 3, 2002
>>       Diversified Bond Fund                                September 3, 2002
>>       High-Yield Fund                                      September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                            September 3, 2002
>>       Arizona Municipal Bond Fund                          February 27, 2004
>>       Florida Municipal Bond Fund                          February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund               September 30, 2004
>>       Strategic Allocation:  Moderate Fund                 September 30, 2004
>>       Strategic Allocation:  Conservative Fund             September 30, 2004

                                                                       page J-1

                                   SCHEDULE K

                                CLASS C II FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                          September 3, 2002
>>       New Opportunities II Fund                            September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                           September 3, 2002
>>       Large Company Value Fund                             September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                            September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              September 3, 2002
>>       Diversified Bond Fund                                September 3, 2002
>>       High-Yield Fund                                      September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                            September 3, 2002

                                                                       page K-1

                                   SCHEDULE L
                                  R CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                          August 29, 2003
>>       Ultra Fund                                           August 29, 2003

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   August 29, 2003
>>       Large Company Value Fund                             August 29, 2003

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                            August 29, 2003

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Income & Growth Fund                                 May 1, 2004
>>       Small Company Fund                                   May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Moderate Fund                  August 29, 2003
>>       Strategic Allocation: Conservative Fund              February 24, 2005
>>       Strategic Allocation: Aggressive Fund                February 24, 2005

                                                                       page L-1

                                   SCHEDULE M

                                 CLASS IV FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                February 27, 2004

                                                                       page M-1